INCOME TAXES (Details) - Net Deferred Tax Assets [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
NOL carryover	$ 962,767	$ 270,061
Stock based compensation	108,405	0
Amortization of intangible assets	26,172	0
Impairment of intangible asset	617,032	41,621
Amortization of debt discount	12,309	0
Bad debt expense	6,300	6,300
Sub total	1,732,985	317,982
Valuation allowance	(1,732,985)	(317,982)
Net deferred tax asset	0	0
Change in valuation allowance	$ 1,415,003	$ 0